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                                                                    EXHIBIT 23.1

[NSAI LOGO]                      CHAIRMAN EMEHITOS    EXECUTIVE COMMITTEE
WORLDWIDE PETROLEUM CONSULTANTS  [ILLEGIBLE]          [ILLEGIBLE]
ENGINEERING - GEOLOGY                                 [ILLEGIBLE]
- GEOPHYSICS -  PETROPHYSICS     CHAIRMAN & CEO
                                 FREDERIC D SEWELL    P SCOTT FROST . DALLAS
                                                      DAN PAUL SMITH . DALLAS
                                 PRESIDENT & COO      JOSEPH J SPELLMAN . DALLAS
                                 C H.(SCOTT) REES III THOMAS J TELLAII . DALLAS
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                                                                    Exhibit 23.1

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

We hereby consent to the incorporation by reference in the Quarterly Report on Form 10-Q of Mission Resources Corporation (the "Company") for the quarterly period ended September 30, 2004, and to the incorporation by reference thereof into the Company's previously filed Registration Statements on Form S-3 (333-119258, 333-113971 and 333-111955) and Form S-8 (File Nos. 333-116404,
333-105169, 333-63562, 333-54798, 333-57827, 333-27707 and 333-91326), of the
references to this firm relating to the Company's estimated domestic proved reserves as of July 1, 2004.

                                  NETHERLAND, SEWELL & ASSOCIATES, INC.

                                  By: /s/ J. Carter Henson, Jr.
                                      -----------------------------------------
                                      J. Carter Henson, Jr.
                                      Senior Vice President

[ILLEGIBLE]
November 9, 2004

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